Exhibit 21.1

LIST OF SUBSIDIARIES

OF

SOLARCITY CORPORATION

(as of February 10, 2016)

Name of Subsidiary	Jurisdiction of Incorporation
Allegheny Solar 1, LLC	Delaware
Allegheny Solar Manager 1, LLC	Delaware
Andrews County Solar, LLC	Delaware
Asterix Solar Managing Member I, LLC	Delaware
AU Solar 1, LLC	Delaware
AU Solar 2, LLC	Delaware
Banyan SolarCity Manager 2010, LLC	Delaware
Banyan SolarCity Owner 2010, LLC	Delaware
Basking Solar I, LLC	Delaware
Beatrix Solar I, LLC	Delaware
Bernese Solar Manager I, LLC	Delaware
Blue Skies Solar I, LLC	Delaware
Blue Skies Solar II, LLC	Delaware
Building Solutions Acquisition Corporation	Delaware
Caballero Solar Managing Member I, LLC	Delaware
Cardinal Blue Solar, LLC	Delaware
Castello Solar I, LLC	Delaware
Castello Solar II, LLC	Delaware
City UB Solar, LLC	Delaware
Clydesdale SC Solar I, LLC	Delaware
Common Assets Capital, LLC	Delaware
Common Assets Financial, LLC	Delaware
Common Assets Securities, LLC	Delaware
Common Assets Technologies, LLC	Delaware
Common Assets, LLC	Delaware
Dom Solar General Partner I, LLC	Delaware
Dom Solar Lessor I, LP	Cayman
Dom Solar Limited Partner I, LLC	Delaware
Eiger Lease Co, LLC	Delaware
Energy Freedom Coalition of America, LLC	Delaware
Ever CT Solar Farm, LLC	California
Falconer Solar Manager I, LLC	Delaware
Fontane Solar I, LLC	Delaware
FOTOVOLTAICA GI 1, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI 4, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI 5, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI 6, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI DOS, S. de R.L. de C.V.	Mexico
FOTOVOLTAICA GI TRES, S. de R.L. de C.V.	Mexico
FTE Solar I, LLC	Delaware
GivePower Foundation	Delaware
Hammerhead Solar, LLC	Delaware
Haymarket Holdings, LLC	Delaware
Haymarket Manager 1, LLC	Delaware
Haymarket Solar 1, LLC	Delaware
Ikehu Manager I, LLC	Delaware
IL Buono Solar I, LLC	Delaware
ILIOSSON, S.A. de C.V.	Mexico
Klamath Falls Solar 1, LLC	Delaware
Klamath Falls Solar 2, LLC	Delaware
Klamath Falls Solar 3, LLC	Delaware
Knight Solar Managing Member I, LLC	Delaware
Knight Solar Managing Member II, LLC	Delaware
Landlord 2008-A, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
Louis Solar II, LLC	Delaware
Louis Solar Manager II, LLC	Delaware
Louis Solar Master Tenant I, LLC	Delaware
Louis Solar MT Manager I, LLC	Delaware
Louis Solar Owner I, LLC	Delaware
Louis Solar Owner Manager I, LLC	Delaware
Mako Solar Holdings, LLC	Delaware
Mako Solar, LLC	Delaware
Master Tenant 2008-A, LLC	Delaware
Matterhorn Solar I, LLC	Delaware
Megalodon Solar, LLC	Delaware
Monte Rosa Solar I, LLC	Delaware
Mound Solar Manager V, LLC	Delaware
Mound Solar Manager VI, LLC	Delaware
Mound Solar Manager X, LLC	Delaware
Mound Solar Manager XI, LLC	Delaware
Mound Solar Master Tenant IX, LLC	Delaware
Mound Solar Master Tenant V, LLC	California
Mound Solar Master Tenant VI, LLC	Delaware
Mound Solar Master Tenant VII, LLC	Delaware
Mound Solar Master Tenant VIII, LLC	Delaware
Mound Solar MT Manager IX, LLC	Delaware
Mound Solar MT Manager VII, LLC	Delaware
Mound Solar MT Manager VIII, LLC	Delaware
Mound Solar Owner IX, LLC	Delaware
Mound Solar Owner Manager IX, LLC	Delaware
Mound Solar Owner Manager VII, LLC	Delaware
Mound Solar Owner Manager VIII, LLC	Delaware
Mound Solar Owner V, LLC	California
Mound Solar Owner VI, LLC	Delaware
Mound Solar Owner VII, LLC	Delaware
Mound Solar Owner VIII, LLC	Delaware
Mound Solar Partnership X, LLC	Delaware
Mound Solar Partnership XI, LLC	Delaware
MS SolarCity 2008, LLC	Delaware
MS SolarCity Commercial 2008, LLC	Delaware
MS SolarCity Residential 2008, LLC	Delaware
MT Solar Corporation	Delaware
NBA SolarCity AFB, LLC	California
NBA SolarCity Commercial I, LLC	California
NBA SolarCity Solar Phoenix, LLC	California
Needham Solar I, LLC	Delaware
Obelix Solar I, LLC	Delaware
PaCo Solar Holdings, LLC	Delaware
PaCo Solar Lessee 1, LLC	Arizona
PaCo Solar Lessee Manager 1, LLC	Delaware
PaCo Solar Lessor 1, LLC	Delaware
Panoramix Solar I, LLC	Delaware
Paramount Energy Fund I Lessee, LLC	Delaware
Paramount Energy Fund I Lessor, LLC	Delaware
PEF I MM, LLC	Delaware
Poppy Acquisition LLC	Delaware
Presidio Solar I, LLC	Delaware
Pukana La Solar I, LLC	Delaware
Remora Holdings, LLC	Delaware
Remora Solar, LLC	Delaware
Sequoia Pacific Holdings, LLC	Delaware
Sequoia Pacific Manager I, LLC	Delaware
Sequoia Pacific Solar I, LLC	Delaware
Sequoia SolarCity Owner I, LLC	Delaware
SERVICIOS DE TECNOLOGÍA Y ADMINISTRACIÓN ILIOSS, S.A. de C.V.	Mexico

Name of Subsidiary	Jurisdiction of Incorporation
Shortfin Solar, LLC	Delaware
Sierra Solar Power (Hong Kong) Limited	Hong Kong
Silevo China Co. Ltd	China
Silevo Germany GmbH	Germany
Silevo, LLC	Delaware
Solar Aquarium Holdings, LLC	Delaware
Solar Energy of America 1, LLC	Delaware
Solar Energy of America Holdco, LLC	Delaware
Solar Energy of America Manager 1 Corporation	Delaware
Solar Explorer, LLC	Delaware
Solar Grove Holdings, LLC	Delaware
Solar House I, LLC	Delaware
Solar House II, LLC	Delaware
Solar House III, LLC	Delaware
Solar Integrated Fund I, LLC	Delaware
Solar Integrated Fund II, LLC	Delaware
Solar Integrated Fund III, LLC	Delaware
Solar Integrated Manager I, LLC	Delaware
Solar Integrated Manager II, LLC	Delaware
Solar Integrated Manager III, LLC	Delaware
Solar Marsh, LLC	Delaware
Solar Odyssey Holdings, LLC	Delaware
Solar Ulysses Manager I, LLC	Delaware
Solar Ulysses Manager II, LLC	Delaware
Solar Voyager, LLC	Delaware
Solar Warehouse Manager I, LLC	Delaware
Solar Warehouse Manager II, LLC	Delaware
SolarCity Alpine Holdings, LLC	Delaware
SolarCity Amphitheatre Holdings, LLC	Delaware
SolarCity Arbor Holdings, LLC	Delaware
SolarCity Arches Holdings, LLC	Delaware
SolarCity AU Holdings, LLC	Delaware
SolarCity Electrical New York Corporation	Delaware
SolarCity Electrical, LLC	Delaware
SolarCity Engineering, Inc	California
SolarCity Finance Company, LLC	Delaware
SolarCity Finance Holdings, LLC	Delaware
SolarCity FTE Series 1, LLC	Delaware
SolarCity Fund Holdings, LLC	Delaware
SolarCity Giants Holdings, LLC	Delaware
SolarCity GivePower	California
SolarCity Grand Canyon Holdings, LLC	Delaware
SolarCity Holdings 2008, LLC	Delaware
SolarCity International, Inc	Delaware
SolarCity Investments Canada Ltd.	Canada
SolarCity LMC Series I, LLC	Delaware
SolarCity LMC Series II, LLC	Delaware
SolarCity LMC Series III, LLC	Delaware
SolarCity LMC Series IV, LLC	Delaware
SolarCity LMC Series V, LLC	Delaware
SolarCity Mid-Atlantic Holdings, LLC	Delaware
SolarCity Orange Holdings, LLC	Delaware
SolarCity Pierpont Holdings, LLC	Delaware
SolarCity Series Holdings I, LLC	Delaware
SolarCity Series Holdings II, LLC	Delaware
SolarCity Series Holdings IV, LLC	Delaware
SolarCity Ulu Holdings, LLC	Delaware
SolarCity Village Holdings, LLC	Delaware
Solare Warehouse Manager III, LLC	Delaware
SolarMarsh KL, LLC	Delaware
SolarMarsh RB, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
SolarMarsh SM, LLC	Delaware
SolarMarsh VM, LLC	Delaware
SolarRock, LLC	Delaware
SolarStrong Holdings, LLC	Delaware
SolarStrong, LLC	Delaware
Sparrowhawk Solar I, LLC	Delaware
Sunshine Storage I, LLC	Delaware
Sunshine Storage II, LLC	Delaware
Sunshine Storage III, LLC	Delaware
The Alliance for Solar Choice, LLC	Delaware
Three Rivers Solar 1, LLC	Delaware
Three Rivers Solar 2, LLC	Delaware
Three Rivers Solar Holding Company, LLC	Delaware
Three Rivers Solar Manager 1, LLC	Delaware
Three Rivers Solar Manager 2, LLC	Delaware
USB SolarCity Manager 2009, LLC	Delaware
USB SolarCity Manager 2009-2010, LLC	Delaware
USB SolarCity Manager III, LLC	Delaware
USB SolarCity Manager IV, LLC	Delaware
USB SolarCity Master Tenant 2009, LLC	California
USB SolarCity Master Tenant 2009-2010, LLC	California
USB SolarCity Master Tenant III, LLC	California
USB SolarCity Master Tenant IV, LLC	California
USB SolarCity Owner 2009, LLC	California
USB SolarCity Owner 2009-2010, LLC	California
USB SolarCity Owner III, LLC	California
USB SolarCity Owner IV, LLC	California
Viceroy Solar Holdings, LLC	Delaware
Visigoth Solar 1, LLC	Delaware
Visigoth Solar Holdings, LLC	Delaware
Visigoth Solar Managing Member 1, LLC	Delaware
Zep Solar Australia Pty Limited	Australia
Zep Solar Hong Kong Limited	Hong Kong
Zep Solar LLC	California
Zep Solar Trading Ltd	China
Zep Solar UK Limited	United Kingdom